Allegheny Energy, Inc.

Presentation to Citigroup 12th Annual

High Yield/Leveraged Finance Conference

February 9, 2004

Forward-Looking Statements

In addition to historical information, this release contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s delivery business, Allegheny Power; the closing of various agreements; execution of restructuring activity and liquidity enhancement plans; results of litigation; financing requirements and plans to meet those requirements; demand for energy and the cost and availability of inputs; demand for products and services; capacity purchase commitments; results of operations; capital expenditures; regulatory matters; internal controls and procedures and outstanding financial reporting obligations; and stockholder rights plans. Forward-looking statements involve estimates, expectations, and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: execution of restructuring activity and liquidity enhancement plans; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; general economic and business conditions; changes in access to capital markets; the continuing effects of global instability, terrorism, and war; changes in industry capacity, development, and other activities by Allegheny’s competitors; changes in the weather and other natural phenomena; changes in technology; changes in the price of power and fuel for electric generation; the results of regulatory proceedings, including those related to rates; changes in the underlying inputs, including market conditions, and assumptions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny, its markets, or its activities; environmental regulations; the loss of any significant customers and suppliers; the effect of accounting policies issued periodically by accounting standard-setting bodies; additional collateral calls; and changes in business strategy, operations, or development plans.

Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports and registration statements filed with the Securities and Exchange Commission.

Company Overview

Paul Evanson Chairman, President and Chief Executive Officer

Core Generation and Delivery Business

Allegheny

Energy, Inc.

Allegheny Energy

Allegheny Power

Supply

Long-term

contracted

48.9 billion kWh power: 47.6 billion kWh

consumed during 46.3 billion generated during

LTM 9/30/03 kWh LTM 9/30/03

Balanced portfolio of load and generation between Allegheny Power and Allegheny Energy Supply with focus on core business

2003 Top Priorities

Increase liquidity

Decrease risk and volatility of earnings and cash flow

Re-establish financial reporting and improve internal controls

Refocus on core business

Rebuild senior management team

Major Accomplishments

Goal Action Results

Increasing Liquidity • Sold Conemaugh Generation • Met 2003 obligations plant • Cash balance exceeds

•$ 300 million convertible $500 million issuance

• Sold West Book for $354 million

Decreasing Volatility • Exited Western energy markets • Minimal cash and earnings and Risk • Reduction in open trading volatility from trading positions • Reduced collateral requirements

Re-establishing • Current on all SEC filings • Correcting material Financial Reporting and • Rebuilt accounting staff weaknesses

Improving Internal Controls

Major Accomplishments

Goal Action Results

Increasing Focus on • Focused trading on asset • Increased focus on core Core Generation and optimization within region geographic region Delivery • Discontinued power development

Rebuilding the • New hires • Talent in place to lead next Management Team phase of business recovery and organization improvement

Experienced Management Team


Board of Directors
Paul J. Evanson, Chairman
H. Furlong Baldwin
Cyrus F. Freidheim, Jr.
Julia Johnson
Michael H. Sutton
Eleanor Baum
Ted J. Kleisner
Steven H. Rice
Gunnar E. Sarsten
Chairman, President and CEO
Paul Evanson
SVP & Chief Financial Officer
Jeffrey Serkes
VP & General Counsel
David Hertzog
VP Strategic Planning & Chief Commercial Officer
Philip Goulding
President Allegheny Power
Joseph Richardson
President AE Supply
David Benson
VP & Controller
Thomas Gardner
New
Existing

7

Major Priorities for 2004

Refinance debt

Return to timely financial reporting schedule and improve internal controls

Reduce leverage

Pursue prudent asset sales

Build high performance organization

Long-range: maximize free cash flow and liquidity and return to steady, predictable growth

Allegheny Power

Overview

Allegheny Power

West Penn Potomac Monongahela Power Edison Power

In 5 states (PA, WV, MD, VA, OH)

1.5 million electric customers

Balanced Customer Mix

% of Revenue by Customer Class – 2003

100

90

Industrial

80

70

Percent

Commercial

60

50

40

30 Residential

20

10

0

Allegheny Power Industry Average

Historical Load Growth – 1993-2003

CAGR

50 (1993-03)

2.2%

45 OH

VA

40

MD

35

TWh 30

WV

25

20

15

10 PA

5

0

93 94 95 96 97 98 99 00 01 02 03E

Competitive Rates

Residential Rates in Effect as of January 1, 2004

12

10 9.65

9.39 National

8.98

Average =

9.12 ¢/kWh

8 7.34

6.76 7.01 6.94 6.82

6.47 6.81

¢/kWh

6

4

2

0

Pennsylvania West Virginia Maryland Virginia Ohio

Allegheny Power State Average

#2 in customer satisfaction in the East region for the past four years

96% of customers rate their overall impression as good, very good, or excellent

POLR Contracts Provide Cash Flow Stability

State 2003 2004 2005 2006 2007 2008

T&D Through 2005

Gen. – Res. Through 2005 Increases through 2008

PA

Gen. – Com. Through 2005 Increases through 2008

Gen. – Ind. Through 2005 Increases through 2008

T&D

Gen. – Res.

WV Regulated Generation and T&D

Gen. – Com.

Gen. – Ind.

T&D Through 2004

Gen. – Res. Through 2008

MD

Gen. – Com. Through 2004

Gen. – Ind. Through 2004

T&D Through 2007

Gen. – Res. Through 2007

VA

Gen. – Com. Through 2007

Gen. – Ind. Through 2007

T&D Large C&I through 2003 Other classes through 2005

Gen. – Res. Through 2005

OH

Gen. – Com. Large through 2003 Small through 2005

Gen. – Ind. Through 2003

Allegheny Energy Supply

Generation Assets

9,381 MW of primarily base load coal-fired generation assets Predominantly in Pennsylvania-New Jersey-Maryland (“PJM”) region Capacity largely utilized to serve POLR arrangements with affiliated utilities

Capacity by Fuel Type MW Output by Fuel Type Capacity by Region

Hydro & Oil

Hydro & Oil

9% Gas Midwest

5%

1% 15%

Gas

28%

Coal

63%

PJM

Coal

85%

94%

Note: Data as of December 31, 2003 for AE Supply.

Low-Cost Generation Fleet

Allegheny has an advantaged dispatch in PJM

PJM Dispatch Cost – Ozone Season

Compared to Load-Duration Curve (Oct. 2002 – Sep. 2003)

$ 120 100%

$100

80%

Oil & Gas

$80

60%

Generation AE Supply = 951 MW

Load

Dispatch

$60 Coal Duration

Cost

Curve

($/MWh)

(% Hours Load)

AE Supply = 5,923 MW 40%

$40

Hydro Nuclear

AE Supply = 20%

$20 797 MW

$ $0 0%

0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000

Capacity in MW

Dispatch Cost (ozone season) Allegheny Energy Units 2003 Avg 2003 Peak

Note: Dispatch curve assumes gas delivered at approximately $5.00/mmBtu

Stable Cash Flows

Contracted Generation(a)

100 97%

90

83%

80

Output 73%

71% 69%

70

60

of Unit 50

Percent 40

30

20

10

0

2004 2005 2006 2007 2008

Contracted Coal(b)

100 93%

90

80

70

60

Percent 50%

50

40

30

20

10

0

2004 2005

(a) Contracted as a percentage of AE Supply’s projected output.

(b) Portion of coal purchased in advance at known prices for AE Supply and Monongahela generation.

Stability and Pricing Upside

Contract Price vs. Market Price

50

Independent Market

Forecast

45

40

Supply Contract

/ MWh Price

35

$

30

25

2004 2005 2006 2007 2008

Long-term revenue growth expected from price improvement

Focus on Operational Enhancements

Additional growth opportunity from operational improvements

2002 Coal Plant Equivalent Availability Factor*

100 91%

81% 83% 10%

80

60

Percent 40

20

0

AYE 2002 National National Top

Average 2001 Quartile

Improvement of over $100 million

if top quartile achieved

2002 Coal Plant O&M*

10.0 $8.35

8.0

6.0 $4.92

15% / MWh 4.0 $4.27 $

2.0

0.0

AYE National National Top Average Quartile

Improvement of $24 million if top quartile achieved

* Includes AE Supply and Monongahela Power generation.

Core Generation and Delivery Business

Allegheny

Energy, Inc.

Allegheny Energy

Allegheny Power

Supply

Long-term

contracted

48.9 billion kWh power: 47.6 billion kWh

consumed during 46.3 billion generated during

LTM 9/30/03 kWh LTM 9/30/03

Balanced portfolio of load and generation between Allegheny Power and Allegheny

Energy Supply with focus on core business

Financial Update

Jeffrey Serkes Senior Vice President and Chief Financial Officer

Reported Losses for 2002 and 2003

Losses were driven primarily by energy trading…

2002 2003

(12 months) (9 months)

(Dollars in millions except per share figures)

Total Operating Revenues $ 2,988 $ 1,712

Net Losses on Energy Trading (pre-tax) (598) (451)

Consolidated Loss (pre-tax) (850) (562)

Consolidated Loss Before Extraordinary

Charge and Cumulative Effect of Accounting Change (502) (321)

Basic EPS Before Extraordinary Charge and

Cumulative Effect of Accounting Change (4.00) (2.53)

Consolidated Net Loss (633) (341)

Consolidated Basic EPS (5.04) (2.69)

Effect on Company

… Internal controls, financial reporting and credit ratings suffered

Material weakness of internal controls identified

“Going concern” modification in 2002 audit opinion

Lack of public financial reporting from September 2002 – August 2003 Inaccurate financial forecasting Credit ratings received a number of downgrades

S&P Moody’s Fitch

Unsecured Debt: 2001 2002 2003 2001 2002 2003 2001 2002 2003

Allegheny Energy A B+ CCC+ Baa1 B1 B2 A- BB BB-

AE Supply BBB+ BB CCC+ Baa1 B1 B3 BBB+ BB- B-

Management Is Actively Addressing the Issues

ACTIONS EXAMPLES

Fix Internal Controls and • Overhauling reporting policies and procedures

Financial Reporting Process • Replacing about two-thirds of accounting staff in 2003-

2004 to improve in-house capability

• Upgrading accounting and reporting systems

Return to Timely Financial • SEC reporting now current:

Reporting – Filed 2002 10-K in September 2003

– Filed 2003 10-Qs in December 2003-January 2004

• Disclosure review procedure put in place

Improve SEC and Rating • Timely and frequent communications

Agency Relationships • Full disclosure and management access

• Moody’s affirmed ratings on January 28, 2004

• Received SEC approval to refinance debt on February 4,

2004

Enhance Financial Forecasting • Improving forecasting tools

• Enhancing controls to ensure consistency

Liquidity

Management has taken steps to significantly improve liquidity

Major Sources of Cash Since June 16, 2003:

Event Timing Cash Flow

Sale of Conemaugh Generating Station June 27, 2003 $46 million

(net proceeds)

Convertible trust preferred July 25, 2003 $275 million

securities (net proceeds)

CDWR sale (net proceeds) September 15, 2003 $69 million

Includes $26 million in pledged account

Excludes $71 million held in escrow

Tax refunds July-December 2003 $69 million

Other cash flow (estimated) July-December 2003 $110 million

Result: Current Cash Balance Exceeds $500 Million

Growing Cash Balance

Early progress has improved liquidity and enabled the Company to meet 2003 debt maturities…

Cash Balance Debt Repaid

($            in millions) ($            in millions)

>$ 500

$ 376 $ 382

June December July-December

2003 2003 2003

AE, Inc. Consolidated Debt Maturities

…But significant debt matures in 2004 and 2005

Debt Amortization Schedule

1,400

1,321

1,200

1,000 All Other Debt

Millions

of Bank Debt

Dollars 800

600

400

321

282

200 175

110

27 27 18

0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2004 2005

Short-Term Financial Plan

Short-term financial plan in place to address maturities, leverage and operating cash…

Refinance debt, extend term and enhance flexibility

Received SEC approval on February 4, 2004

Plan to complete debt refinancing in first quarter 2004

Sell select non-core assets

Maximize core business free cash flow

• Improve operational performance

• Focus on G&A, O&M and capital expenditures

Consider equity issuance in 2004, 2005 to fortify the balance sheet

Allegheny Energy, Inc.